Exhibit 10.01

CONVERSION AND LOCK-UP LETTER AGREEMENT

February 9, 2005

Cogent Communications Group, Inc.

1051 31st Street, N.W.

Washington, DC  20007

Re:                               COGENT COMMUNICATIONS GROUP INC.

Ladies and Gentlemen:

THIS CONVERSION AND LOCK-UP LETTER AGREEMENT (this “Agreement”) is made as of the 9th day of February, 2005 by and among (i) Cogent Communications Group, Inc., a Delaware corporation (the “Company”) and (ii) those stockholders of the Company whose names are set forth on Schedule I hereto (the “Stockholders”).

The Company understands that the Stockholders propose to convert their shares of the Company’s Series F Participating Convertible Preferred Stock, par value $.001 per share (the “Series F Preferred Stock”), Series G Participating Convertible Preferred Stock, par value $.001 per share (the “Series G Preferred Stock”), Series I Participating Convertible Preferred Stock, par value $.001 per share (the “Series I Preferred Stock”), Series J Participating Convertible Preferred Stock, par value $.001 per share (the “Series J Preferred Stock”), Series K Participating Convertible Preferred Stock, par value $.001 per share (the “Series K Preferred Stock”), Series L Participating Convertible Preferred Stock, par value $.001 per share (the “Series L Preferred Stock”) and Series M Participating Convertible Preferred Stock, par value $.001 per share (the “Series M Preferred Stock” and together with the Series F Preferred Stock, the Series G Preferred Stock, the Series I Preferred Stock, the Series J Preferred Stock, the Series K Preferred Stock, and the Series L Preferred Stock, the “Preferred Stock”) into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) and with respect to such shares of Preferred Stock that are converted into shares of Common Stock and any other shares of Common Stock now or hereafter beneficially owned by the Stockholders, which conversion will occur concurrently with the conversion of all outstanding shares of the Company’s Series H Participating Convertible Preferred Stock, par value $.001 per share, the undersigned Stockholders hereby irrevocably agree as follows:

(i)                                     that the public trading price of the Company’s Common Stock on the American Stock Exchange at the close of the third (3rd) business day after the issuance by the Company of a press release disclosing that the holders of Preferred Stock intend to convert such shares of Preferred Stock into shares of Common Stock (the “Announcement”) shall be the price at which the value of each Stockholder’s shares in the Company, including shares of Common Stock and shares of Preferred Stock (on an as-if-converted-to-Common Stock basis), is determined (the “Controlling Price”) for purposes only of Section (iii) hereof;

(ii)                                  that on the fifth (5th) business day after the Announcement, each Stockholder shall deliver to the Company written notice (“Written Notice”) of such Stockholder’s dollar value of Common Stock owned, including in such dollar amount the assumed conversion of all of such Stockholder’s shares of Preferred Stock, at the Controlling Price (the “Stockholder’s Value”) and furthermore, such Written Notice shall include such Stockholder’s intention of pursuing the course of action mandated by Section (iii)(x), (iii)(y) or (iii)(z) of this Agreement, as the case may be;

(iii)                               that (x) if the Stockholder’s Value is equal to or greater than fifty million dollars ($50,000,000) and if such Stockholder is not otherwise exempt from making an HSR Filing (as defined below), then such Stockholder shall make all necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (“HSR Filing”) within ten (10) business days of providing Written Notice, or (y) if the Stockholder’s Value is less than fifty million dollars ($50,000,000) but equal to or greater than twenty five million dollars ($25,000,000) and if such Stockholder is not otherwise exempt from making an HSR Filing, then such Stockholder shall either elect to make an HSR Filing within ten (10) business days of providing Written Notice or elect to convert such Stockholder’s shares of Preferred Stock into shares of Common Stock, the conversion of which shall occur immediately after all of the holders of Preferred Stock who have elected to make an HSR Filing have made such HSR Filing, or (z) if the Stockholder’s Value is less than twenty five million dollars ($25,000,000), then such Stockholder is not required to take any action;

 (iv)                           that the Stockholders will not, without the unanimous prior written consent of the Company and all the other Stockholders, directly or indirectly, during a period of one hundred eighty (180) days from the date of this Agreement (the “Lock-Up Period”), issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a “put equivalent position” (within the meaning of Rule 16-a-1(h) under the Securities Exchange Act of 1934, as amended (“The Act”) enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or interest therein of the Company (all of the foregoing transactions shall together be known as “Transactions”), provided, however, that (x) prohibitions with respect to any Transactions shall not apply to the number of shares of Common Stock set forth next to each Stockholder’s name on Schedule II hereto (the “Exempted Shares”) and furthermore that (y) Transactions (including without limitation distribution to the general partner or limited partners of a Stockholder) may only be made with respect to such number of Exempted Shares in any calendar month as set forth on Schedule III hereto and provided, further, that the foregoing prohibitions shall not apply to a Permitted UFO Transfer;

(v)                                 that the Stockholders authorize the Company during the Lock-Up Period to cause the transfer agent (1) to decline to transfer and/or (2) to note stop transfer restrictions on the transfer books and records of the Company and/or (3) to place appropriate legends on the certificates with respect to any shares of Common Stock and any securities convertible into exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such share or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent (1) to decline to transfer and/or (2) to note stop transfer restrictions on such books and records with respect to such shares or securities and/or (3) to place appropriate legends on the certificates; and

(vi)                              that the Stockholders will, upon the sale of any shares of Common Stock or any other transaction requiring filing a Form 4 under Section 16 of The Act on or before April 26, 2005, enter into a settlement agreement with the Company in the form attached hereto as Schedule IV (the “Settlement Agreement”) prior to the filing of such Form 4 with the SEC with respect to such sale or transaction, and will deliver payment to the Company within five (5) business days of entering into the Settlement Agreement the amount equal to the short swing profits captured by such Stockholder as a result of such sale requiring a Form 4 filing, calculated pursuant to Section 16 of The Act.

The undersigned Stockholders further agree, from the date hereof until the end of the Lock-Up Period, that the undersigned will not exercise and will waive his, her or its rights, if any, to require the Company to register its Common Stock and to receive notice thereof, and further acknowledges that the Company reserves the right to diligently pursue and prosecute any of the undersigned acting in contravention of the foregoing; provided, however, that the foregoing prohibition shall not apply to any registration initiated by the Company for which the undersigned Stockholders are entitled to receive notice thereof and to exercise “piggyback” registration rights.

A “Permitted UFO Transfer” shall mean a transfer by UFO Communications, Inc., of all, but not less than all of the capital stock of the Company that it holds at the time of the transfer to any one or more of Paladin Capital Partners Fund, L.P., Kline Hawkes Pacific Friends Fund, LLC, or Kline Hawkes Pacific, L.P., pursuant to which the number of Exempted Shares allocated to UFO Communicatons, Inc. is reduced to zero and the number of Exempted Shares allocated to the transferee(s) is not increased.

The undersigned Stockholders hereby represent and warrant that the undersigned has full power and authority to enter into this Agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

This Agreement shall terminate and be of no further force and effect upon the consummation of a firmly underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

[Signature Page to Conversion and Lock-Up Letter Agreement]

Very truly yours,

OAK INVESTMENT PARTNERS IX,
LIMITED PARTNERSHIP

By:	Oak Associates IX, LLC, its General Partner

By:
Name: Edward Glassmeyer
Title: Managing Member

OAK IX AFFILIATES FUND, LIMITED PARTNERSHIP

By:	Oak IX Affiliates, LLC, its General Partner

By:
Name: Edward Glassmeyer
Title: Managing Member

OAK IX AFFILIATES FUND-A, LIMITED PARTNERSHIP

By:	Oak Associates IX, LLC, its General Partner

By:
Name: Edward Glassmeyer
Title: Managing Member

[Signature Page to Conversion and Lock-Up Letter Agreement]

JERUSALEM VENTURE PARTNERS III, L.P.

By:	Jerusalem Partners III, L.P., its General Partner
By:	Jerusalem Venture Partners Corporation, its
General Partner

By:
Name: Erel Margalit

JERUSALEM VENTURE PARTNERS III
(ISRAEL), L.P.

By:	Jerusalem Venture Partners III (Israel) Management Company Ltd., its General Partner

By:
Name: Erel Margalit

JERUSALEM VENTURE PARTNERS
ENTREPRENEURS FUND III, L.P.

By:	Jerusalem Partners III, L.P., its General Partner
By:	Jerusalem Venture Partners Corporation, its
General Partner

By:
Name: Erel Margalit

[Signature Page to Conversion and Lock-Up Letter Agreement]

JERUSALEM VENTURE PARTNERS IV, L.P.

By:	Jerusalem Partners IV, L.P., its General Partner
By:	JVP Corp IV, its General Partner

By:
Name: Erel Margalit

JERUSALEM VENTURE PARTNERS IV (Israel), L.P.

By:	Jerusalem Partners IV – Venture Capital, L.P.,
its General Partner
By:	JVP Corp IV, its General Partner

By:
Name: Erel Margalit

JERUSALEM VENTURE PARTNERS IV-A, L.P.

By:	Jerusalem Venture Partners IV, L.P., its General
Partner
By:	JVP Corp IV, its General Partner

By:
Name: Erel Margalit

JERUSALEM VENTURE PARTNERS
ENTREPRENEURS FUND IV, L.P.

By:	Jerusalem Venture Partners IV, L.P., its General
Partner
By:	JVP Corp IV, its General Partner

By:
Name: Erel Margalit

[Signature Page to Conversion and Lock-Up Letter Agreement]

WORLDVIEW TECHNOLOGY PARTNERS III, L.P.

WORLDVIEW TECHNOLOGY INTERNATIONAL III, L.P.

WORLDVIEW STRATEGIC PARTNERS III, L.P.

WORLDVIEW III CARRIER FUND, L.P.

By:	Worldview Capital III, L.P., its General Partner

By:
Name: James Wei

WORLDVIEW TECHNOLOGY
PARTNERS IV, L.P.

WORLDVIEW TECHNOLOGY
INTERNATIONAL IV, L.P.

WORLDVIEW STRATEGIC PARTNERS IV, L.P.

By:	Worldview Capital IV, L.P., its General Partner

By:
Name: James Wei

[Signature Page to Conversion and Lock-Up Letter Agreement]

BCP CAPITAL, L.P.

By:	BCP General LLC, its General Partner

By:
Name:	Steven D. Brooks
Title:	Managing Director

BCP CAPITAL QPF, L.P.

By:	BCP General LLC, its General Partner

By:
Name:	Steven D. Brooks
Title:	Managing Director

BCP AFFILIATES FUND LLC

By:	BCP Capital Management LLC, its Manager

By:
Name:	Steven D. Brooks
Title:	Managing Director

[BROADVIEW BCPSBS

By:

By:
Name:
Title:	]

[Signature Page to Conversion and Lock-Up Letter Agreement]

[BOULDER VENTURES III, L.P.

By:
Name: Andrew E. Jones
Title: General Partner

BOULDER VENTURES III (ANNEX), L.P.

By:
Name: Andrew E. Jones
Title: General Partner]

BOULDER VENTURES IV, L.P.

By:
Name: Andrew E. Jones
Title: General Partner

BOULDER VENTURES IV (ANNEX), L.P.

By:
Name: Andrew E. Jones
Title: General Partner

[Signature Page to Conversion and Lock-Up Letter Agreement]

NAS PARTNERS I L.L.C.

By:	Nassau Capital LLC, its General Partner

By:
Name: Randall A. Hack
Title: Managing Member

NASSAU CAPITAL PARTNERS IV L.P.

By:	Nassau Capital LLC, its General Partner

By:
Name: Randall A. Hack
Title: Managing Member

[Signature Page to Conversion and Lock-Up Letter Agreement]

CISCO SYSTEMS CAPITAL CORPORATION

By:
Name:

Title:

[Signature Page to Conversion and Lock-Up Letter Agreement]

BNP EUROPE TELECOM & MEDIA FUND II, LP

By:
Name: Shawna Morehouse & Martin Laidlaw
Title: Authorized Signatories
By: General Business, Finance and Investment Ltd., its General Partner, and
By: Commerce Advisory Services Ltd, as Director and Partnership Secretary

NATIO VIE DEVELOPPEMENT 3, FCPR

By:
Name: Bernard d’Hotelans
Title: Directeur Associe

[Signature Page to Conversion and Lock-Up Letter Agreement]

UFO COMMUNICATIONS, INC.

By:
Name: Jay Ferguson

Title: Chairman

[Signature Page to Conversion and Lock-Up Letter Agreement]

PALADIN CAPITAL PARTNERS FUND, L.P.

By:	Paladin General Holdings, LLC
Its General Partner

By:
Name: Frank J. Hanna, Jr.
Title: President

WORLDWIDE INVESTMENTS, LLC

By: Worldwide Assets, Inc., its Sole Member

By:
Name: Frank J. Hannah
Title: Chairman & Chief Executive Officer

2001 PENN. AVE. INVESTMENTS, LLC

By:
Name: Michael R. Steed
Title: President

[Signature Page to Conversion and Lock-Up Letter Agreement]

KLINE HAWKES PACIFIC, L.P.

By:	Kline Hawkes Pacific Advisors, LLC, its General Partner

By:
Name: Jay Ferguson
Title: Member

KLINE HAWKES PACIFIC FRIENDS FUND, LLC

By:	Kline Hawkes Pacific Advisors, LLC, its Managing Member

By:
Name: Jay Ferguson
Title: Member

BROADMARK CAPITAL, L.L.C.

By:

Name: Joseph L. Schocken
Title: President

[Signature Page to Conversion and Lock-Up Letter Agreement]

GLOBAL ACCESS TELECOMMUNICATIONS, INC.

By:
Name: John E. Jones

Title: Vice President

[Signature Page to Conversion and Lock-Up Letter Agreement]

COLUMBIA VENTURES CORPORATION

By:
Name: Kenneth Peterson

Title: Chief Executive Officer

[Signature Page to Conversion and Lock-Up Letter Agreement]

APPLEGREEN CAPITAL, INC.

By:
Name:

Title:

[Signature Page to Conversion and Lock-Up Letter Agreement]

KARSTEN BLUE

Schedule I

Stockholders Party to the Agreement
Oak Investment Partners IX, Limited Partnership
Oak IX Affiliates Fund, Limited Partnership
Oak IX Affiliates Fund-A Limited Partnership
Boulder Ventures III (Annex), LP
Boulder Ventures III, LP
Boulder Ventures IV (Annex), LP
Boulder Ventures IV, LP
BCP Capital QPF, L.P.
BCP Capital, L.P.
BCP Affiliates Fund LLC
Broadview BCPSBS
Nassau Capital Partners IV, LP
NAS Partners I, LLC
Worldview Technology Partners III, LP
Worldview Technology International III, LP
Worldview Strategic Partners III, LP
Worldview III Carrier Fund, LP
Worldview Technology Partners IV, LP
Worldview Technology International IV, LP
Worldview Strategic Partners IV, LP
Jerusalem Venture Partners III, LP
Jerusalem Venture Partners Entrepreneurs Fund, III, LP
Jerusalem Venture Partners III (Israel) LP
Jerusalem Venture Partners IV, LP
Jerusalem Venture Partners IV-A, LP
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.
Jerusalem Venture Partners IV (Israel), LP
Cisco Systems Capital Corporation
BNP -Europe Telecom & Media Fund II, LP
Natio Vie Development 3, FCPR
Kline Hawkes Pacific, L.P.
Kline Hawkes Pacific Friends Fund, LLC
Paladin Capital Partners Fund, L.P.
UFO Communications, Inc
Global Access Telecommunications, Inc.
Columbia Ventures Corporation
Applegreen Capital, Inc
Broadmark Capital
2001 Penn. Ave. Investments, LLC
Worldwide Investments, LLC
Karsten Blue

Schedule II

Stockholder	Number of Exempted Shares
Oak Investment Partners IX, Limited Partnership	1,978,706
Oak IX Affiliates Fund, Limited Partnership	21,380
Oak IX Affiliates Fund-A Limited Partnership	47,142
Boulder Ventures III (Annex), LP	255
Boulder Ventures III, LP	8,258
Boulder Ventures IV (Annex), LP	379,159
Boulder Ventures IV, LP	29,817
BCP Capital QPF, L.P.	761,044
BCP Capital, L.P.	162,745
BCP Affiliates Fund LLC	12,037
Broadview BCPSBS	26
Nassau Capital Partners IV, LP	439,636
NAS Partners I, LLC	6,286
Worldview Technology Partners III, LP	759,852
Worldview Technology International III, LP	187,284
Worldview Strategic Partners III, LP	16,793
Worldview III Carrier Fund, LP	41,741
Worldview Technology Partners IV, LP	417,589
Worldview Technology International IV, LP	68,104
Worldview Strategic Partners IV, LP	3,480
Jerusalem Venture Partners III, LP	982,589
Jerusalem Venture Partners Entrepreneurs Fund, III, LP	75,152
Jerusalem Venture Partners III (Israel) LP	27,921
Jerusalem Venture Partners IV, LP	1,324,033
Jerusalem Venture Partners IV-A, LP	11,245
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.	11,877
Jerusalem Venture Partners IV (Israel), LP	31,952
Cisco Systems Capital Corporation	1,471,766
BNP -Europe Telecom & Media Fund II, LP	1,746,049
Natio Vie Development 3, FCPR	100,348
Kline Hawkes Pacific, L.P.	169,295
Kline Hawkes Pacific Friends Fund, LLC	5,712
Paladin Capital Partners Fund, L.P.	129,783
UFO Communications, Inc	73,588
Global Access Telecommunications, Inc.	111,627
Columbia Ventures Corporation	1,337,969
Applegreen Capital, Inc	1,527
Broadmark Capital	4,549
2001 Penn. Ave. Investments, LLC	2,542
Worldwide Investments, LLC	2,542
Karsten Blue	12,403

Schedule III

Stockholder	Maximum number of Exempted Shares that may be subject to a Transaction per calendar month
Oak Investment Partners IX, Limited Partnership	329,784
Oak IX Affiliates Fund, Limited Partnership	3,563
Oak IX Affiliates Fund-A Limited Partnership	7,857
Boulder Ventures III (Annex), LP	42
Boulder Ventures III, LP	1,376
Boulder Ventures IV (Annex), LP	63,193
Boulder Ventures IV, LP	4,969
BCP Capital QPF, L.P.	126,841
BCP Capital, L.P.	27,124
BCP Affiliates Fund LLC	2,006
Broadview BCPSBS	4
Nassau Capital Partners IV, LP	73,273
NAS Partners I, LLC	1,048
Worldview Technology Partners III, LP	126,642
Worldview Technology International III, LP	31,214
Worldview Strategic Partners III, LP	2,799
Worldview III Carrier Fund, LP	6,957
Worldview Technology Partners IV, LP	69,598
Worldview Technology International IV, LP	11,351
Worldview Strategic Partners IV, LP	580
Jerusalem Venture Partners III, LP	163,765
Jerusalem Venture Partners Entrepreneurs Fund, III, LP	12,525
Jerusalem Venture Partners III (Israel) LP	4,653
Jerusalem Venture Partners IV, LP	220,672
Jerusalem Venture Partners IV-A, LP	1,874
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.	1,979
Jerusalem Venture Partners IV (Israel), LP	5,325
Cisco Systems Capital Corporation	245,294
BNP -Europe Telecom & Media Fund II, LP	291,008
Natio Vie Development 3, FCPR	16,725
Kline Hawkes Pacific, L.P.	28,216
Kline Hawkes Pacific Friends Fund, LLC	952
Paladin Capital Partners Fund, L.P.	21,630
UFO Communications, Inc	12,265
Global Access Telecommunications, Inc.	18,604
Columbia Ventures Corporation	222,995
Applegreen Capital, Inc	255
Broadmark Capital	758
2001 Penn. Ave. Investments, LLC	424
Worldwide Investments, LLC	424
Karsten Blue	2,067

Schedule IV

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the “Agreement”) is made and entered into on              , 200    by and between Cogent Communications Group, Inc., a Delaware corporation (the “Company”), and                 (the “Investor”), and inures to the benefit of the above-named parties’ current, former and future parents, subsidiaries, predecessors, successors, joint venturers, related and/or affiliated persons, trust beneficiaries, directors, officers, stockholders, attorneys, accountants, insurers, reinsurers, agents, employees and assigns, as applicable.

RECITALS

WHEREAS, the Investor is subject to certain reporting and restrictive requirements relating to trading the Company’s securities, including Section 16 of the Securities Exchange Act of 1934 (the “Act”);

WHEREAS, the Company and the Investor hereby acknowledge that a certain transaction made by the Investor on               , 200    with respect to the Company’s securities (the “Transaction”) require the Investor to deliver payment to the Company the amount of $               , which has been agreed upon by the Company and the Investor (the “Settlement Amount”), pursuant to Section 16(b) of the Act;

WHEREAS, the Company and the Investor hereby acknowledge the accuracy of the Settlement Amount; and

WHEREAS, both the Company and the Investor wish to resolve any past or current disputes and claims between them arising from or related to Section 16(b) of the Act and related securities trading policies of the Company as of the date hereof.

NOW,  THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.                                       The Recitals and identification of the parties to, and beneficiaries of, this Agreement are incorporated by reference as though fully set forth herein;

2.                                       The Investor agrees to deliver to the Company in accordance with the terms hereof, the full dollar amount of the Settlement Amount no later than five (5) business days after entering into this Agreement (the “Payment Date”).  Notwithstanding the foregoing, if the Investor fails to deliver the Settlement Amount on the Payment Date, the Investor hereby agrees that such Settlement Amount shall accrue interest at a rate of eight percent (8%) from the Payment Date until paid in full;

3.                                       The Company for itself and its current, former and future parents, subsidiaries, predecessors, successors, joint venturers, related and/or affiliated persons, trust beneficiaries, directors, officers, stockholders, attorneys, accountants, insurers, reinsurers, agents, employees and assigns (whether express, by implication, or by operation of law) and the Investor, fully and forever release and discharge each other with respect to any and all claims, liabilities, causes of action that either party had or now has, either directly or indirectly, relating to Section 16(b) of the Act or any policies of the Company relating to trading in the Company’s securities;

4.                                       The parties acknowledge and agree that if any provision of this Agreement is found to be unenforceable, it will not affect the enforceability of the remaining provisions and the courts may enforce all remaining provisions to the full extent permitted by law;

5.                                       This Agreement contains the entire agreement of the parties and supersedes any prior agreements on the subject matter thereof.  The parties further acknowledge and agree that parole evidence shall not be required to interpret the intent of the parties;

6.                                       The parties acknowledge that each has read and understands this Agreement and that each is signing this Agreement voluntarily, without coercion, and based upon his or its own judgment, and not in reliance upon any representations or promises made by the other party, other than those contained within this Agreement;

7.                                       Each party represents and warrants that, as of the date of the execution of this Agreement, he or it has the sole right and authority to execute this Agreement, and that such party has not sold, assigned, transferred, conveyed or otherwise disposed of any claims or demands relating to any right surrendered by virtue of this Agreement. Each party further represents and warrants that he or it has had the opportunity to consult with, and has consulted, legal counsel in connection with the negotiation and execution of this Agreement. Each party and its signatory represents that the signatory is either a party or a business representative or assignee of, and is fully authorized to execute this Agreement on behalf of, the party for whom he or she signs; and

8.                                       This Agreement may be signed in counterparts, and said counterparts shall be treated as though signed as one document.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date hereof.

COGENT COMMUNICATIONS GROUP, INC.

By:
Title:

[INVESTOR]

By:
Title: